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                       THE PRUDENTIAL SERIES FUND, INC.
                         Prudential Jennison Portfolio
                             20/20 Focus Portfolio

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

Investment Policies

   The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":

 20/20 Focus Portfolio

   The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with Jennison.
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   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Jennison serves as the sole sub-adviser for the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 Prudential Jennison Portfolio

   This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

 20/20 Focus Portfolio

   Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years.

   Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company.


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